                                 AMENDMENT NO. 2


                 AMENDMENT AGREEMENT No. 2 dated as of October 6, 1997 among FINLAY ENTERPRISES, INC. a Delaware corporation (the "Parent"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Company"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent"), for the Lenders.


                              W I T N E S S E T H :


                 WHEREAS, the Parent, the Company, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 11, 1997 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and;

                 WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend certain provisions of the Credit Agreement;

                 NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:


1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                 2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows upon the Effective Date (as defined herein):

                 (a) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in their proper alphabetical sequence:

                 "Diamond Park Asset Purchase Agreement" shall mean that certain Asset Purchase Agreement dated as of September 3, 1997 by and among the Parent, the Company, Zale Corporation and Zale Delaware Inc., as in effect on the date hereof."







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                                                                               2





                 "Diamond Park Division" shall mean the business and assets acquired by the Company pursuant to the Diamond Park Asset Purchase Agreement."

                 (b) Section 2.6(f) of the Credit Agreement is hereby amended to add the following sentence immediately following the Applicable Margin grid:
"Notwithstanding the foregoing, if the Leverage Ratio for the fiscal quarter ending October 31, 1998 is 4.60 or less, the Applicable Eurodollar Margin shall be set at 1.50% per annum for the immediately succeeding fiscal quarter and the Applicable Index Margin shall be set at 0.50 per annum for the immediately succeeding fiscal quarter."

                 (c) Section 8.17 of the Credit Agreement is hereby amended in its entirety to read as follows:

                 Section 8.17 (a) FINANCIAL COVENANTS. Leverage Ratio. The Parent shall maintain, or cause to be maintained, a Leverage Ratio, as of the end of each period of four consecutive quarters of the Parent ending on or about the dates set forth below, of not more than the ratio set forth below opposite such date; provided that, solely for the purposes of calculating the Leverage Ratio for the fiscal quarter ending October 31, 1997 only, the calculation of Indebtedness for Borrowed Money and EBITDA of the Parent and its Subsidiaries for such fiscal quarter shall not include any Indebtedness for Borrowed Money or EBITDA otherwise attributable to the Parent or its Subsidiaries in connection with the consummation of the transactions contemplated by the Diamond Park Asset Purchase Agreement, and provided, further, that solely for the purposes of the calculation of the Leverage Ratio for the fiscal quarters ending January 31, 1998, April 30, 1998, and July 31, 1998, the Parent may utilize the actual historical earnings information (provided to the Company by Zale Corporation pursuant to the Diamond Park Asset Purchase Agreement) in respect of the operation of the Diamond Park Division by Zale Corporation prior to the Company's acquisition of the Diamond Park Division to calculate EBITDA for such fiscal quarters:

                 Four Fiscal Quarters
                 Ending On or About                                  Ratio
                 ------------------                                  -----
                  October 31, 1997                                   5.75
                  January 31, 1998                                   4.30
                  April 30, 1998                                     5.95
                  July 31, 1998                                      5.95
                  October 31, 1998                                   5.75
                  January 31, 1999                                   3.90
                  April 30, 1999                                     5.60
                  July 31, 1999                                      5.60
                  October 31, 1999                                   5.40







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                                                                               3




                  January 31, 2000                                3.85
                  April 30, 2000                                  5.00
                  July 31, 2000                                   5.00
                  October 31, 2000                                4.80
                  January 31, 2001                                3.50
                  April 30, 2001                                  4.50
                  July 31, 2001                                   4.50
                  October 31, 2001                                4.30
                  January 31, 2002                                3.20
                  April 30, 2002                                  4.50
                  July 31, 2002                                   4.50
                  October 31, 2002                                4.30
                  January 31, 2003                                3.20
                  April 30, 2003 and each Fiscal                  4.50
                    Quarter thereafter


                  (b) Fixed Charge Coverage Ratio. The Parent shall maintain, or cause to be maintained, as of the end of each period of four consecutive fiscal quarters of the Parent ending on or about the dates set forth below, a Fixed Charge Coverage Ratio of not less than:

                 Four Fiscal Quarters
                 Ending On or About                                  Ratio
                 ------------------                                  -----
                  October 31, 1997                                    1.20
                  January 31, 1998                                    1.30
                  April 30, 1998                                      1.30
                  July 31, 1998                                       1.30
                  October 31, 1998                                    1.30
                  January 31, 1999                                    1.40
                  April 30, 1999                                      1.40
                  July 31, 1999                                       1.40
                  October 31, 1999                                    1.45
                  January 31, 2000 and Each Fiscal                    1.50
                               Quarter Thereafter


                  (c) EBITDA. The Parent shall maintain, or cause to be maintained, EBITDA for each period of four consecutive fiscal quarters of the Parent ending on or about the dates set forth below of not less than the amount set forth below opposite such date, provided, that solely for the purposes of the calculation of EBITDA for the fiscal quarters ending October 31, 1997, January 31, 1998, April 30, 1998, and July






                                      3

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                                                                               4




31, 1998, the Parent may utilize the actual historical earnings information (provided to the Company by Zale Corporation pursuant to the Diamond Park Asset Purchase Agreement) in respect of the operation of the Diamond Park Division by Zale Corporation prior to the Company's acquisition of the Diamond Park Division to calculate EBITDA for such fiscal quarters:

Four Fiscal Quarters
Ending On or About                                                     Amount
------------------                                                     ------
October 31, 1997                                                     $62,000,000
January 31, 1998                                                     $62,000,000
April 30, 1998                                                       $65,000,000
July 31, 1998                                                        $65,000,000
October 31, 1998                                                     $67,000,000
January 31, 1999                                                     $70,000,000
April 30, 1999                                                       $70,000,000
July 31, 1999                                                        $70,000,000
October 31, 1999                                                     $70,000,000
January 31, 2000                                                     $75,000,000
April 30, 2000                                                       $75,000,000
July 31, 2000                                                        $75,000,000
October 31, 2000                                                     $75,000,000
January 31, 2001                                                     $80,000,000
April 30, 2001                                                       $82,000,000
July 31, 2001                                                        $82,000,000
October 31, 2001                                                     $82,000,000
January 31, 2002 and each Fiscal                               $87,000,000
                     Quarter thereafter


                  (d) Sonab EBITDA. Sonab shall maintain, or cause to be maintained EBITDA for each period of four consecutive fiscal quarters of Sonab ending on or about the dates set forth below of not less than the amount set forth below opposite such dates.

            Four Fiscal Quarters
            Ending On or About                             Amount
            ------------------                             ------
             October 31, 1997                            $2,700,000
             January 31, 1998                            $2,700,000

             April 30, 1998                              $2,700,000
             July 31, 1998                               $2,700,000
             October 31, 1998                            $2,700,000





                                      4

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                                                                               5




             January 31, 1999                            $2,800,000
             April 30, 1999                              $2,800,000
             July 31, 1999                               $2,800,000
             October 31, 1999                            $2,800,000
             January 31, 2000                            $3,000,000
             April 30, 2000                              $3,000,000
             July 31, 2000                               $3,000,000
             October 31, 2000                            $3,000,000
             January 31, 2001                            $3,200,000
             April 30, 2001                              $3,200,000
             July 31, 2001                               $3,200,000
             October 31, 2001                            $3,200,000
             January 31, 2002 and each Fiscal            $3,400,000
                               Quarter thereafter


             3. Representations and Warranties. Each of the Parent and the Company represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

             (a) Each of the Parent and the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

             (b) This Amendment has been duly executed and delivered by the Parent and the Company and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the Company, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

             (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

             (d) After giving effect to this Amendment, each of the Company and the Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.





                                      5

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                                                                               6




             (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

             (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

             4. Effective Date. The amendments to the Credit Agreement contained herein shall not become effective (the "Effective Date") until (i) this Amendment has been duly executed and delivered by the Company, the Parent and each of the Lenders and (ii) the acknowledgement attached hereto shall have been executed and delivered by each of the Subsidiaries.

             5. Expenses. The Company agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

             6. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Each of the Company and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

             7.        Gold Consignment Agreement.  The Lenders hereby consent

to the execution and delivery by the Company of Amendment No. 4 and Limited Consent to the Gold Consignment Agreement, such Amendment No. 4 and Limited Consent being substantially in the form attached hereto as Exhibit A.

             8. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

             9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.






                                      6

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                                                                               7




             IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.

                            FINLAY ENTERPRISES, INC.


                                        By:/s/Barry Scheckner
                                           -----------------------------------
                                            Name:  Barry Scheckner
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                       FINLAY FINE JEWELRY CORPORATION


                                       By:/s/Barry Scheckner
                                          -----------------------------------
                                            Name:  Barry Scheckner
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       Individually and as Agent


                                       By:/s/Rick Luck
                                          -----------------------------------
                                          Name:  Rick Luck
                                          Title: Being Duly Authorized


                                       FLEET PRECIOUS METALS, INC.


                                       By:/s/David P. Berube
                                          -----------------------------------
                                          Name:  David P. Berube
                                          Title: AVP

                                       By:/s/Anthony J. Capuano
                                          -----------------------------------
                                          Name:  Anthony J. Capuano
                                          Title: SVP


                                       THE CHASE MANHATTAN BANK


                                       By:/s/Irene B. Spector
                                          -----------------------------------
                                          Name:  Irene B. Spector
                                          Title: VP







                                        8


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                                                                               9




                                       GOLDMAN SACHS CREDIT PARTNERS L.P.


                                       By:/s/Edward C. Forst
                                          -----------------------------------
                                          Name:  Edward C. Forst
                                          Title: Auth. Signatory

Each of the Guarantors, by signing below, confirms in favor of the Agent and the Lenders that it consents to the terms and conditions of the foregoing Amendment No. 2 to the Amended and Restated Credit Agreement and agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under its respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.


FINLAY JEWELRY, INC.


By:/s/Barry Scheckner
   -----------------------------------
   Name:  Barry Scheckner
   Title: Senior Vice President and
          Chief Financial Officer


SONAB HOLDINGS, INC.



By:/s/Barry Scheckner
   -----------------------------------
   Name:  Barry Scheckner
   Title: Senior Vice President and
          Chief Financial Officer


SONAB INTERNATIONAL, INC.


By:/s/Barry Scheckner
   -----------------------------------
   Name:  Barry Scheckner
   Title: Senior Vice President and
          Chief Financial Officer






                                       10

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                                                                              11




SOCIETE NOUVELLE D'ACHAT DE BIJOUTERIE - S.O.N.A.B.


By:/s/Barry Scheckner
   -----------------------------------
   Name:  Barry Scheckner
   Title: Attorney-In-Fact





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